UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-03870

Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	September 30, 2018

Item 1.  Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments • September 30, 2018 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.9%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$493	12 Month USD LIBOR + 1.905%	3.655%	10/01/36	$520,619
253	12 Month USD LIBOR + 1.728%	3.679	11/01/36	265,831
2,009	12 Month USD LIBOR + 1.815%	4.303	06/01/43	2,104,195
733	Federal National Mortgage Association, Conventional Pool:, 12 Month USD LIBOR + 1.57%	2.159	05/01/44	753,981
	Total Agency Adjustable Rate Mortgages (Cost $3,651,362)			3,644,626

	Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (1.3%)
3,111	Amal Ltd. (Cayman Islands)	3.465	08/21/21	3,131,021
2,248	Safina Ltd. (Cayman Islands)	2.00	12/30/23	2,182,058
	Total Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (Cost $5,358,998)			5,313,079

	Agency Bond - Finance (U.S. Government Guaranteed) (0.4%)
1,523	Washington Aircraft 1 Co., DAC (Ireland) (Cost $1,523,431)	2.637	09/15/26	1,485,352

	Agency Bonds - Sovereign (U.S. Government Guaranteed) (4.8%)
14,175	Israel Government AID Bond (Israel)	5.50	09/18/23	15,707,169
3,431	Petroleos Mexicanos (Mexico)	2.46	12/15/25	3,340,872
	Total Agency Bonds - Sovereign (U.S. Government Guaranteed) (Cost $19,008,158)			19,048,041

	Agency Fixed Rate Mortgages (38.7%)
	Federal Home Loan Mortgage Corporation,
	Gold Pools:
4,548		3.00	03/01/47	4,359,693
10,084		3.50	08/01/42–06/01/45	9,976,982
5,738		4.00	12/01/41–10/01/45	5,820,061
914		5.00	01/01/40	971,964
1,054		5.50	11/01/39	1,133,918
167		6.50	03/01/29–09/01/32	184,993
289		7.50	05/01/35	329,276
187		8.00	08/01/32	215,618
191		8.50	08/01/31	224,548
	October TBA:
2,320	(a)	4.00	10/01/48	2,342,920
	Federal National Mortgage Association,
	Conventional Pools:
14,176		3.00	05/01/30–06/01/47	13,644,719
20,903		3.50	12/01/42–01/01/48	20,661,650
26,930		4.00	11/01/41–01/01/46	27,301,495
12,550		4.50	01/01/25–09/01/48	13,028,163
3,375		5.00	05/01/35–02/01/41	3,588,868
875		5.108	03/01/38	912,234
2,928		5.50	03/01/35–10/01/35	3,160,454
51		6.50	06/01/29–02/01/33	55,459
1		7.00	05/01/31	1,029
463		7.50	08/01/37	533,353
363		8.00	04/01/33	419,268
372		8.50	10/01/32	441,664
	October TBA:
4,870	(a)	3.00	10/01/33	4,809,967
17,050	(a)	3.50	10/01/48	16,779,025
1,920	(a)	4.00	10/01/48	1,938,900

1,170	(a)	4.50		10/01/48	1,207,072
	Government National Mortgage Association,
	October TBA:
2,380	(a)	3.50		10/20/48	2,366,705
	Various Pools:
7,136		3.50		08/20/45–07/20/46	7,107,377
4,032		4.00		11/20/42–07/15/44	4,134,653
651		5.00		01/20/40	686,210
78		5.125		11/20/37	81,027
679		5.25		04/20/36–09/20/39	725,510
1,076		5.375		02/20/36–08/20/40	1,146,257
1,771		6.00		02/15/28–09/20/34	1,926,654
13		6.50		04/15/19	13,317
114		7.00		03/20/26–07/20/29	128,999
709		8.00		11/15/19–08/15/31	722,145
766		8.50		07/15/30	833,069
120		9.00		01/15/19–02/15/25	123,485
72		9.50		11/15/18–12/15/20	78,286
62		10.00		10/15/18–11/15/20	62,889
	Total Agency Fixed Rate Mortgages (Cost $159,141,268)				154,179,876

	Asset-Backed Securities (5.5%)
2,703	American Homes 4 Rent Trust (b)	3.732		10/17/45	2,697,483
6,665	Ford Credit Auto Owner Trust (b)	2.26		11/15/25	6,643,944
1,499	Invitation Homes Trust, 1 Month USD LIBOR + 1.00% (b)	3.158	(c)	07/17/37	1,510,543
1,369	New Residential Mortgage Loan Trust (b)	4.00	(c)	08/27/57	1,376,607
881	North Carolina State Education Assistance Authority, 3 Month USD LIBOR + 0.80%	3.135	(c)	07/25/25	883,769
129	Panhandle-Plains Higher Education Authority, Inc., 3 Month USD LIBOR + 0.95%	3.287	(c)	07/01/24	129,521
1,918	SBA Small Business Investment Cos.	2.245		09/10/22	1,864,016
	United States Small Business Administration
2,049		2.42		06/01/32	1,970,863
4,866		2.67		04/01/32	4,772,623
	Total Asset-Backed Securities (Cost $22,100,272)				21,849,369

	Collateralized Mortgage Obligations - Agency Collateral Series (11.5%)
	Federal Home Loan Mortgage Corporation
3,265		2.355		07/25/22	3,177,391
10,125		2.373		05/25/22	9,877,878
4,700		2.682		10/25/22	4,615,425
5,595		2.789		01/25/22	5,542,910
4,000		3.32	(c)	02/25/23	4,022,368
3,429		3.527	(c)	10/25/23	3,474,024
5,089		3.871		04/25/21	5,169,266
	IO
32,899		0.457	(c)	11/25/27	880,836
20,492		0.568	(c)	08/25/27	679,054
	IO REMIC
4,593	6.00% - 1 Month USD LIBOR	3.842	(c)	11/15/43	552,311
3,347	6.05% - 1 Month USD LIBOR	3.892	(c)	04/15/39	214,119
	Federal National Mortgage Association
3,999		2.171	(c)	09/25/19	3,973,215
1,228		3.763		06/25/21	1,245,183
	IO
9,635	6.39% - 1 Month USD LIBOR	4.174	(c)	09/25/20	432,243
	IO REMIC
11,939		3.50		02/25/39	815,517
7,346	6.55% - 1 Month USD LIBOR	4.334	(c)	08/25/41	971,077
	Government National Mortgage Association,
	IO
4,005	6.10% - 1 Month USD LIBOR	3.942	(c)	07/16/33	101,105

714		5.00		02/16/41	176,171
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $45,404,258)				45,920,093

	Commercial Mortgage-Backed Securities (2.0%)
	Citigroup Commercial Mortgage Trust,
	IO
5,756		1.027	(c)	11/10/48	241,346
14,568		1.099	(c)	09/10/58	703,873
11,127		1.481	(c)	11/10/46	389,099
8,180	COMM Mortgage Trust, IO	1.384	(c)	08/10/46	347,245
29,944	Commercial Mortgage Pass-Through Certificates, IO	0.874	(c)	02/10/47	688,214
600	DBUBS Mortgage Trust (b)	3.452		10/10/34	593,484
	GS Mortgage Securities Trust,
	IO
17,906		1.24	(c)	04/10/47	722,802
10,063		1.308	(c)	11/10/46	418,208
15,733		1.499	(c)	10/10/48	1,066,028
9,404	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.94	(c)	12/15/49	374,712
	JPMBB Commercial Mortgage Securities Trust,
	IO
28,671		0.963	(c)	01/15/47	970,020
6,627		1.33	(c)	11/15/45	254,348
	WFRBS Commercial Mortgage Trust,
	IO
15,272		0.597	(c)	08/15/46	272,842
14,125		1.126	(c)	03/15/46	387,199
15,854		1.364	(c)	12/15/46	724,966
	Total Commercial Mortgage-Backed Securities (Cost $7,503,464)				8,154,386

	Mortgages - Other (10.2%)
1,653	CIM Trust (b)	3.00	(c)	04/25/57	1,636,539
	Federal Home Loan Mortgage Corporation
4,614		3.00		09/25/45–05/25/47	4,391,414
733	1 Month USD LIBOR + 1.20%	3.416	(c)	10/25/29	741,265
6,180		3.50		05/25/45–05/25/47	6,030,337
288		4.00		05/25/45	286,650
1,361	1 Month USD LIBOR + 1.85%	4.066	(c)	10/25/27	1,385,382
618	1 Month USD LIBOR + 2.00%	4.216	(c)	12/25/28	626,585
407	1 Month USD LIBOR + 2.20%	4.416	(c)	10/25/28	410,735
1,127	1 Month USD LIBOR + 2.75%	4.966	(c)	09/25/28	1,150,307
397	1 Month USD LIBOR + 2.80%	5.016	(c)	05/25/28	408,199
993	1 Month USD LIBOR + 2.90%	5.116	(c)	07/25/28	1,017,474
	Federal National Mortgage Association
1,524	1 Month USD LIBOR + 1.30%	3.516	(c)	04/25/29–05/25/29	1,536,484
112	1 Month USD LIBOR + 2.20%	4.416	(c)	10/25/28	111,797
1,475	Galton Funding Mortgage Trust (b)	4.00	(c)	11/25/57	1,467,683
	New Residential Mortgage Loan Trust
2,995	(b)	3.75	(c)	11/26/35–08/25/55	2,997,777
1,996	(b)	4.00	(c)	02/25/57	2,006,710
	Seasoned Credit Risk Transfer Trust
6,351		3.00		07/25/56–11/25/57	5,995,319
4,183		3.50		06/25/57–11/25/57	4,079,785
4,040		4.50		06/25/57	4,206,219
	Total Mortgages - Other (Cost $41,267,852)				40,486,661

	Municipal Bonds (11.5%)
3,615	Bay Area Toll Authority	6.263		04/01/49	4,951,574
3,875	City of New York, NY, Series G-1	5.968		03/01/36	4,720,568

3,060	City of San Francisco, CA, Public Utilities Commission Water Revenue	6.00	11/01/40	3,752,395
5,980	Los Angeles Unified School District	5.75	07/01/34	7,102,147
1,450	Metropolitan Transportation Authority	6.668	11/15/39	1,897,151
6,245	Missouri Highway & Transportation Commission	5.445	05/01/33	7,136,468
1,759	Municipal Electric Authority of Georgia, GA	6.637	04/01/57	2,081,592
1,360	New Jersey Transportation Trust Fund Authority	6.561	12/15/40	1,634,523
3,625	New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267	05/01/27	3,996,508
3,000	New York State Dormitory Authority	5.628	03/15/39	3,484,680
2,575	State of Oregon Department of Transportation	5.834	11/15/34	3,079,074
1,580	State of Washington	5.481	08/01/39	1,887,397
	Total Municipal Bonds (Cost $38,975,336)			45,724,077

	U.S. Agency Securities (10.8%)
5,550	Federal Home Loan Bank	0.875	10/01/18	5,550,000
5,520	Federal Home Loan Mortgage Corporation	0.875	10/12/18	5,517,847
	Private Export Funding Corp.
5,300		1.45	08/15/19	5,239,002
6,960		4.30	12/15/21	7,217,318
	Tennessee Valley Authority
6,935		5.25	09/15/39	8,518,129
8,085		7.125	05/01/30	10,905,331
	Total U.S. Agency Securities (Cost $40,700,127)			42,947,627

	U.S. Treasury Securities (7.5%)
	U.S. Treasury Notes
21,200		1.375	02/28/19	21,113,875
4,500		2.25	03/31/20	4,466,690
4,625		2.75	02/15/28	4,510,007
	Total U.S. Treasury Securities (Cost $30,174,284)			30,090,572

	Short-Term Investments (1.9%)
	U.S. Treasury Security (0.6%)
2,370	U.S. Treasury Bill (d)(e) (Cost $2,365,959)	2.022	11/01/18	2,365,959

NUMBER OF SHARES (000)
	Investment Company (1.3%)
5,012	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (f) (Cost $5,011,557)			5,011,557
	Total Short-Term Investments (Cost $7,377,516)			7,377,516

	Total Investments (Cost $422,186,326) (g)(h)(i)		107.0%	426,221,275
	Liabilities in Excess of Other Assets		(7.0)	(27,882,903)
	Net Assets		100.0%	$398,338,372

AID	Agency for International Development.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)

Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)	Rate shown is the yield to maturity at September 30, 2018.
(e)	All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.
(f)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2018, advisory fees paid were reduced by $12,341 relating to the Fund’s investment in the Liquidity Funds.

(g)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.
(h)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

(i)

At September 30, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,188,203 and the aggregate gross unrealized depreciation is $8,803,411, resulting in net unrealized appreciation of $4,384,792.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value	Unrealized Appreciation (Depreciation)
Long:
U.S. Treasury 2 yr. Note	95	Dec-18	19,000	$20,019,766	$(60,468)
U.S. Treasury 5 yr. Note	67	Dec-18	6,700	7,535,930	(58,765)
U.S. Treasury Ultra Bond	33	Dec-18	3,300	5,091,281	(165,301)
U.S. Treasury 30 yr. Bond	21	Dec-18	2,100	2,950,500	(91,125)
Short:
U.S. Treasury 10 yr. Ultra Long Bond	16	Dec-18	(1,600)	(2,016,000)	31,165
					$(344,494)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)	Value	Upfront Payment Paid	Unrealized Appreciation
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.26%	Semi-Annual/ Quarterly	12/7/26	$7,141	$405,957	$—	$405,957
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/ Quarterly	12/21/26	7,186	288,380	—	288,380
							$694,337	$—	$694,337

*	Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.
LIBOR	London Interbank Offered Rate.

Morgan Stanley U.S. Government Securities Trust

Summary of Investments • September 30, 2018 (unaudited)

PORTFOLIO COMPOSITION** as of 09/30/18	Percentage of Total Investments
Agency Fixed Rate Mortgages	36.2%
Collateralized Mortgage Obligations - Agency Collateral Series	10.8
Municipal Bonds	10.7
U.S. Agency Securities	10.1
Mortgages - Other	9.5
U.S. Treasury Securities	7.1
Asset-Backed Securities	5.1
Agency Bonds - Sovereign (U.S. Government Guaranteed)	4.5
Commercial Mortgage-Backed Securities	1.9
Short-Term Investments	1.7
Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed)	1.2
Agency Adjustable Rate Mortgages	0.9
Agency Bonds - Finance (U.S. Government Guaranteed)	0.3
100.0%

**     Does not include open long/short futures contracts with a value of $37,613,477 and net unrealized depreciation of $344,494.  Does not include open swap agreements with total unrealized appreciation of $694,337.

Morgan Stanley U.S. Government Securities Trust

Notes to Portfolio of Investments • September 30, 2018 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) listed swaps are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed swaps should be fair valued at the mean between its latest bid and ask prices. Unlisted swaps are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$3,644,626	$—	$3,644,626
Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed)	—	5,313,079	—	5,313,079
Agency Bond - Finance (U.S. Government Guaranteed)	—	1,485,352	—	1,485,352
Agency Bonds - Sovereign (U.S. Government Guaranteed)	—	19,048,041	—	19,048,041
Agency Fixed Rate Mortgages	—	154,179,876	—	154,179,876
Asset-Backed Securities	—	21,849,369	—	21,849,369
Collateralized Mortgage Obligations - Agency Collateral Series	—	45,920,093	—	45,920,093
Commercial Mortgage-Backed Securities	—	8,154,386	—	8,154,386
Mortgages - Other	—	40,486,661	—	40,486,661
Municipal Bonds	—	45,724,077	—	45,724,077
U.S. Agency Securities	—	42,947,627	—	42,947,627
U.S. Treasury Securities	—	30,090,572	—	30,090,572
Total Fixed Income Securities	—	418,843,759	—	418,843,759
Short-Term Investments
U.S. Treasury Security	—	2,365,959	—	2,365,959
Investment Company	5,011,557	—	—	5,011,557
Total Short-Term Investments	5,011,557	2,365,959	—	7,377,516
Futures Contract	31,165	—	—	31,165
Interest Rate Swap Agreements	—	694,337	—	694,337
Total Assets	5,042,722	421,904,055	—	426,946,777
Liabilities:
Futures Contracts	(375,659)	—	—	(375,659)
Total	$4,667,063	$421,904,055	$—	$426,571,118

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Item 2.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 15, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 15, 2018